File pursuant to Rule 497(e)
                                    Registration No. 33-1361
                                   Registration No. 811-4463


             SUPPLEMENT DATED FEBRUARY 12, 1996
        TO THE JOINT PROSPECTUS DATED JUNE 1, 1995 OF
  IAI RESERVE FUND (a portfolio of IAI Investment Funds V,
                            Inc.)
     IAI MONEY MARKET FUND (a separate portfolio of IAI
                 Investment Funds VI, Inc.)


      The following supplements the disclosure contained in the section "Investment Objectives and Policies - Reserve
Fund".

      Reserve Fund may also invest in below investment grade securities. Such securities are commonly referred to as junk bonds. Reserve Fund currently intends to limit such investments to less than 10% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S&P.

       Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objectives and Policies" in and Appendix A to the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Reserve Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

      The following replaces the disclosure under "Risks of Lower-Rated Debt Securities".

      Reserve Fund may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rating securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by Reserve Fund were to default, Reserve Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of Reserve Fund.

     The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of Reserve Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for Reserve Fund to sell certain securities. For a description of Moody's and S&P ratings see Appendix A to the Statement of Additional Information.